BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

This Amendment No. 2 to First Lien Credit Agreement (this “Amendment No. 2”) is dated as of December 18, 2017, by and among BrightView Acquisition Holdings, Inc., a Delaware corporation (“Holdings”, a successor to Garden Acquisition Holdings, Inc.), BrightView Landscapes, LLC, a Delaware limited liability company (the “Borrower”, a successor to Garden Merger Sub, LLC), the Lenders party hereto, and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders (the “Administrative Agent”) and as Letter of Credit Issuer and Swingline Lender.

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of December 18, 2013 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) among inter alios Holdings, the Borrower, the Administrative Agent and the Lenders party thereto;

WHEREAS, the Borrower has requested to (a) extend the termination date of the Revolving Credit Commitments existing on the Amendment No. 2 Effective Date (as defined below), (b) reduce the Revolving Credit Commitments by an aggregate amount of up to $10,000,000 and (c) make certain amendments and other modifications to the Credit Agreement set forth herein; and

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the parties hereto agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment No. 2 shall be defined in accordance with the Credit Agreement.

Section 2. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

2.1 Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“‘Amendment No. 2’ shall mean Amendment No. 2 to this Agreement, dated as of December 18, 2017, among Holdings, the Borrower, the Lenders party thereto, and the Administrative Agent.”

“‘Amendment No. 2 Effective Date’ shall mean the “Amendment No. 2 Effective Date” under and as defined in Amendment No. 2.”

“‘Amendment No. 2 Extended Commitment’ shall mean any Revolving Credit Commitment held by an Amendment No. 2 Extending Lender as of the Amendment No. 2 Effective Date.”

“‘Amendment No. 2 Extending Lender’ shall mean Revolving Credit Lenders that have agreed to extend the Revolving Credit Maturity Date as provided in and pursuant to Amendment No. 2.”

“‘Amendment No. 2 Non-Extended Commitment’ shall mean any Revolving Credit Commitment held by an Amendment No. 2 Non-Extending Lender as of the Amendment No. 2 Effective Date.”

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

“‘Amendment No. 2 Non-Extending Lender’ shall mean Revolving Credit Lenders that have not agreed to extend the Revolving Credit Maturity Date as provided in and pursuant to Amendment No. 2.

“‘Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

“‘Bail-In Legislation’ means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

“‘EEA Financial Institution’ means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

“‘EEA Member Country’ means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

“‘EEA Resolution Authority’ means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

“‘EU Bail-In Legislation Schedule’ means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

“‘Write-Down and Conversion Powers’ means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”.

(b) The definition of “Compliance Period” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing “period during which” therein with “fiscal quarter during which, on any day,”.

(c) The definition of “L/C Facility Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““L/C Facility Maturity Date” shall mean the date that is three Business Days prior to the Revolving Credit Maturity Date referenced in clause (a) of the definition thereof; provided that the L/C Facility Maturity Date may be extended with the consent of the Letter of Credit Issuer.”

(d) The definition of “Lender-Related Distress Event” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately prior to the “;” therein: “ or such Person that directly or indirectly controls such Lender becoming the subject of a Bail-In Action”.

(e) The definition of “LIBOR Rate” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately after “1.00% per annum”: “provided further that, notwithstanding the foregoing, in no event shall the LIBOR Rate applicable to the Revolving Credit Loans at any time be less than 0.00% per annum”.

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

(f) The definition of “Revolving Credit Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end of such definition: “For the avoidance of doubt, “Revolving Credit Commitment” shall include both the Amendment No. 2 Extended Commitments and the Amendment No. 2 Non-Extended Commitments.”.

(g) The definition of “Revolving Credit Loan” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end of such definition: “For the avoidance of doubt, “Revolving Credit Loans” shall include both the Amendment No. 2 Extended Loans and the Amendment No. 2 Non-Extended Loans.”.

(h) The definition of “Revolving Credit Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Credit Maturity Date” shall mean (a) for Amendment No. 2 Extended Commitments and Amendment No. 2 Extended Loans, September 18, 2020 (if such date is not a Business Day, the immediately preceding Business Day) or (b) for Amendment No. 2 Non-Extended Commitments and Amendment No. 2 Non-Extended Loans, December 18, 2018 (or, if such date is not a Business Day, then the Business Day immediately preceding such date).”.

(i) The definition of “Swingline Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Swingline Maturity Date” shall mean, with respect to any Swingline Loan (but subject to the terms of Section 2.1(c)), the date that is five Business Days prior to the Revolving Credit Maturity Date referenced in clause (a) of the definition thereof.

2.2 Amendment to Section 2.14(g)(iii). Section 2.14(g)(iii) of the Credit Agreement is hereby amended by inserting the following immediately after the last sentence of such Section: “Notwithstanding any other provision of this Agreement, on the Revolving Credit Maturity Date referenced in clause (b) of the definition thereof, the Amendment No. 2 Non-Extending Lenders’ participation in the L/C Obligations and Swingline Loans shall be reallocated among the Amendment No. 2 Extending Lenders in accordance with their respective Revolving Credit Commitment Percentage; provided, however, that in the event such reallocation would cause the Revolving Credit Exposure of the Amendment No. 2 Extending Lenders at such time to exceed the Amendment No. 2 Extended Commitments at such time, the Borrower shall repay an amount of Swingline Loans or Revolving Loans in respect of the Amendment No. 2 Extended Commitment equal to such excess.”.

2.3 Amendment to Section 4.2. Section 4.2 of the Credit Agreement is hereby amended by inserting the following immediately after the last sentence of such section: “Notwithstanding the foregoing provisions of this Section 4.2, the reduction of the Revolving Credit Commitments in connection with Amendment No. 2 will apply only to the Revolving Credit Commitments held by the Amendment No. 2 Extending Lenders as of the Amendment No. 2 Effective Date.”.

2.4 Amendment to Section 5.2(a)(ii). Section 5.2(a)(ii) of the Credit Agreement is hereby amended by replacing clause (x) therein in its entirely to read as follows:

“(x) 75% of Excess Cash Flow for such fiscal year; provided that (A) the percentage in this Section 5.2(a)(ii) shall be reduced to 50% if the Consolidated First Lien Secured Debt to

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Consolidated EBITDA Ratio on the date of prepayment (prior to giving effect thereto but giving effect to any prepayment described in clause (y) below and as certified by an Authorized Officer of Holdings) for the most recent Test Period ended prior to such prepayment date is less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00, (B) the percentage in this Section 5.2(a)(ii) shall be reduced to 25% if the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio on the date of prepayment (prior to giving effect thereto but giving effect to any prepayment described in clause (y) below and as certified by an Authorized Officer of Holdings) for the most recent Test Period ended prior to such prepayment date is less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00 and (C) no payment of any Term Loans shall be required under this Section 5.2(a)(ii) if the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio on the date of prepayment (prior to giving effect thereto but giving effect to any prepayment described in clause (y) below and as certified by an Authorized Officer of Holdings) for the most recent Test Period ended prior to such prepayment date is less than or equal to 3.50 to 1.00, minus”.

2.5 Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by (a) replacing “ and (b)” with “, (b)” and (b) inserting the following at the end of such section, immediately prior to the “.”: “and (c) if, after giving effect to such Credit Event, the sum of (i) the aggregate principal amount of all Revolving Credit Loans then outstanding, (ii) the aggregate principal amount of all Swingline Loans then outstanding, and (iii) the aggregate face amount of Letters of Credit then outstanding (other than (A) Cash Collateralized Letters of Credit and (B) non-Cash Collateralized Letters of Credit in an aggregate face amount not to exceed $30,000,000) at such time would exceed 30.0% of the amount of the Total Revolving Credit Commitment, then the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio (calculated on a Pro Forma Basis for such Credit Event and other Consolidated First Lien Secured Debt outstanding at such time) would not exceed the ratio set forth in Section 10.7 with respect to the most recently ended Test Period.”.

2.6 Amendment to Section 10.5(a)(ii). Section 10.5(a)(ii) of the Credit Agreement is hereby amended by (a) inserting “(x)” immediately prior to “Holdings” and (b) inserting the following immediately prior to the “;”: “ and (y) in the case of any dividend or distribution in respect of its equity, the Consolidated Total Debt to Consolidated EBITDA Ratio is equal to or less than 5.50:1.00”.

2.7 Amendment to Section 10.5(b)(5). Section 10.5(b)(5) of the Credit Agreement is hereby amended by inserting the following at the end of such section, immediately after the “;”: “provided that after giving Pro Forma Effect to any such Restricted Payment constituting a dividend or distribution in respect of its equity made pursuant to this clause (5), the Consolidated Total Debt to Consolidated EBITDA Ratio is equal to or less than 5.50:1.00;”.

2.8 Amendment to Section 10.5(b)(6). Section 10.5(b)(6) of the Credit Agreement is hereby amended by inserting the following at the end of such section, immediately after the “;”: “provided further, that after giving Pro Forma Effect to any such Restricted Payment constituting a dividend or distribution in respect of its equity made pursuant to this clause (6), the Consolidated Total Debt to Consolidated EBITDA Ratio is equal to or less than 5.50:1.00;”.

2.9 Amendment to Section 10.5(b)(10). Section 10.5(b)(10) of the Credit Agreement is hereby amended by inserting the following at the end of such section, immediately after the “;”: “provided that after giving Pro Forma Effect to any such Restricted Payment constituting a dividend or distribution in respect of its equity made pursuant to this clause (10), the Consolidated Total Debt to Consolidated EBITDA Ratio is equal to or less than 5.50:1.00;”.

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

2.10 Amendment to Section 10.5(b)(11). Section 10.5(b)(11) of the Credit Agreement is hereby amended by inserting the following at the end of such section, immediately after the “;”: “provided that after giving Pro Forma Effect to any such Restricted Payment constituting a dividend or distribution in respect of its equity made pursuant to this clause (11), the Consolidated Total Debt to Consolidated EBITDA Ratio is equal to or less than 5.50:1.00;”.

2.11 Amendment to Section 10.7. Section 10.7 is hereby amended by inserting the following at the end of such section, immediately prior to the “.”: “provided that, beginning with the Test Period ending on June 30, 2019, Holdings will not permit the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio as of the last day of any Test Period ending during any Compliance Period to be greater than 6.50 to 1.00”.

2.12 Amendment to Section 13. Section 13 of the Credit Agreement is hereby amended by adding at the end of Section 13.21 a new Section 13.22 to read as follows:

“SECTION 13.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

i) a reduction in full or in part or cancellation of any such liability;

ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”.

Section 3. Representations.

Holdings and the Borrower each hereby represent and warrant that:

3.1 All representations and warranties of the Credit Parties contained herein, in the Credit Agreement (as amended by this Amendment No. 2) or in the other Credit Documents shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made or for the respective period, as the case may be.

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

3.2 The Revolving Credit Commitments and the Term Loans are “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

3.3 On the Amendment No. 2 Effective Date, no Default or Event of Default shall exist immediately before or after giving effect to the effectiveness hereof.

Section 4. Effectiveness. This Amendment No. 2 shall be effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a) this Amendment No. 2 shall have been executed and delivered by Holdings, the Borrower, the Administrative Agent, the Collateral Agent, Lenders constituting the Required Lenders, each Revolving Credit Lender that is an Amendment No. 2 Extending Lender, the Letter of Credit Issuer and the Swingline Lender;

(b) all fees and out-of-pocket expenses required to be paid or reimbursed by Holdings and the Borrower pursuant to Section 13.5 of the Credit Agreement in connection with this Amendment No. 2 shall have been paid or reimbursed by (or on behalf of) Holdings and the Borrower;

(c) the Administrative Agent shall have received an opinion of Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(d) the representations and warranties in Section 3 of this Amendment No. 2 shall be true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) on the Amendment No. 2 Effective Date; and

(e) concurrently with the effectiveness hereof, the Borrower shall have effectuated, pursuant to

Section 4.2 of the Credit Agreement as amended by this Amendment No. 2, a voluntary reduction of the Revolving Credit Commitments in an amount which results in each Amendment No. 2 Extending Lenders’ Revolving Credit Commitment being reduced by its Revolving Credit Commitment Percentage of $10,000,000.

Section 5. Miscellaneous.

5.1 Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any Credit Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby and this Amendment No. 2 will not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and will continue in full force and effect. This Amendment No. 2 is a Credit Document.

5.2 Reaffirmation. Each of the undersigned Credit Parties acknowledges (i) all of its Obligations (as amended hereby) are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Credit Documents are reaffirmed and remain in full force

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

and effect after giving effect to this Amendment No. 2, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, any Revolving Loans made under the Revolving Credit Commitments so extended pursuant to this Amendment No. 2 as well as any fees payable under the Credit Agreement in respect of such Revolving Credit Commitments, and (iv) the execution of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any other Secured Party, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

5.3 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.4 Expenses. Holdings and the Borrower agree to pay all costs and expenses required to be paid or reimbursed pursuant to Section 13.5 of the Credit Agreement in accordance therewith incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 2, including, without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

5.5 Severability. Any term or provision of this Amendment No. 2 held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment No. 2, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

5.6 Entire Agreement. This Amendment No. 2 is specifically limited to the matters expressly set forth herein. This Amendment No. 2 and all other instruments, agreements and documents executed and delivered in connection with this Amendment No. 2 embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment No. 2, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

5.7 Governing Law; Submission to Jurisdiction, Venue. The provisions of Sections 13.12 and 13.13 of the Credit Agreement apply to this Amendment No. 2, mutatis mutandis.

5.8 JURY TRIAL WAIVER. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 2 OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of page intentionally left blank.]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Amendment No. 2 to Credit Agreement has been executed by the parties hereto as of the date first written above.

HOLDINGS:

BRIGHTVIEW ACQUISITION HOLDINGS, INC.

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

BORROWER:

BRIGHTVIEW LANDSCAPES, LLC

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Treasurer

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:

MORGAN STANLEY SENIOR FUNDING,
INC.,
as Administrative Agent and Collateral Agent

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory

LETTER OF CREDIT ISSUER AND AS SWINGLINE LENDER

MORGAN STANLEY SENIOR FUNDING,
INC,
as Letter of Credit Issuer and as Swingline Lender

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

5180-2 CLO LP,
as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

A Voce CLO, Ltd.,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Adams Mill CLO Ltd.,
as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Advanced Series Trust - AST Western Asset Core Plus Bond Portfolio, as a Term Loan Lender
BY: Western Asset Management Company as Investment
Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Shenkman Floating Rate High Income Fund, as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

AdvisorShares Pacific Asset Enhanced Floating Rate ETF, as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as
Pacific Asset Management), in its capacity as Sub-Adviser
By: Virtus Partners LLC, as attorney-in-fact

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

AEGIS Electric and Gas International Services, Ltd.,
as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco Floating Rate Fund,
as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

American General Life Insurance Company,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

American Home Assurance Company,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

American Honda Master Retirement Trust,
as a Term Loan Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Annisa CLO, Ltd.,
as a Term Loan Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Associated Electric & Gas Insurance Services Limited,
as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Atrium X,
as a Term Loan Lender
BY: By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Auto Club Insurance Association,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Bank of America, N.A., as a Term Loan Lender

By:	/s/ Margaret Sang
Name: Margaret Sang
Title: Vice President

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

BARC LAYS BANK PLC, as a Term Loan Lender

By:	/s/ Jacqueline Custodio
Name: Jacqueline Custodio
Authorized Signatory

Restricted - Internal

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Bell Atlantic Master Trust, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name:Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Bentham Syndicated Loan Fund,
as a Term Loan Lender
By: Credit Suisse Asset Management, LLC., as Agent (Sub Advisor) for Challenger Investment Services
Limited, the Responsible Entity for Bentham Syndicated
Loan Fund

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Betony CLO, Ltd., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Bill & Melinda Gates Foundation Trust, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:

Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Blue Cross and Blue Shield of Florida, Inc., as a Term Loan Lender
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Blue Hill CLO, Ltd., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

BOC Pension Investment Fund, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Brighthouse Funds Trust I - Brighthouse/EatonVance Floating Rate Portfolio, as a Term Loan Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Brighthouse Funds Trust II - Brighthouse/Wellington Balanced Portfolio, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Brookside Mill CLO Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

California State Teachers’ Retirement System, as a Term Loan Lender
BY: Western Asset Management Company as Investment
Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CALIFORNIA STATE TEACHERS’RETIREMENT
SYSTEM,
as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CARE Super, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC .,as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CATHEDRAL LAKE CLO 2013, LTD, as a Term Loan Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CATHEDRAL LAKE IV, LTD., as a Term Loan Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Christian Super, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Citi Loan Funding CARB CB LLC, as a Term Loan Lender
By: Citibank N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Citi Loan Funding OCP 2017-14 LLC, as a Term Loan Lender
By: CITIBANK, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

City of New York Group Trust, as a Term Loan Lender
BY: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The City of New York Group Trust, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CLC Leveraged Loan Trust, as a Term Loan Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as
Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

British Coal Staff Superannuation Scheme, as a Term Loan Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Covenant Credit Partners CLO II, Ltd., as a Term Loan Lender

By:	/s/ Chris Brogdon
Name: Chris Brogdon
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Covenant Credit Partners CLO III, Ltd., as a Term Loan Lender

By:	/s/ Brogdon, Chris
Name: Brogdon, Chris
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Credit Lender

By:	/s/ William O Daly
Name:William O Daly
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

ROSE HILL SENIOR LOAN FUND, a series trust of Credit
Suisse Horizon Trust, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Rose Hill Senior Loan Fund, a series trust of Credit Suisse
Horizon Trust

By:	/s/ Farano, Louis
Name: Farano, Louis
Title: Thomas Flannery

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Credit Suisse Loan Funding LLC, as a Term Loan Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CREDIT SUISSE NOVA (LUX), as a Term Loan Lender
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:	Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CREDIT SUISSE NOVA (LUX) acting on behalf of Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC acting in its capacity as Investment Manager to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only),
as a Term Loan Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Credos Floating Rate Fund LP, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
General Partner

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Crestline Denali CLO XIV, LTD., as a Term Loan Lender
By: Crestline Denali Capital, L.P., collateral manager for
Crestline Denali CLO XIV, LTD.

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Crestline Denali CLO XV, Ltd.,
as a Term Loan Lender
By: Crestline Denali Capital, L.P., collateral manager for
Crestline Denali CLO XV, Ltd.

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Dakota Truck Underwriters, as a Term Loan Lender

By:	/s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

DaVinci Reinsurance Ltd., as a Term Loan Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

DaVinci Reinsurance Ltd., as a Term Loan Lender
BY: Guggenheim Partners Investment Management, LLC as
Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

DENALI CAPITAL CLO X, LTD., as a Term Loan Lender
BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for
DENALI CAPITAL CLO X, LTD.

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

DENALI CAPITAL CLO XI, LTD., as a Term Loan Lender
BY: Crestline Denali Capital, L.P., collateral manager for
DENALI CAPITAL CLO XI, LTD.

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Denali Capital CLO XII, Ltd., as a Term Loan Lender
BY: Crestline Denali Capital, L.P., collateral manager for
DENALI CAPITAL CLO XII, LTD.

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Dunham Floating Rate Bond Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

EAF comPlan II - Private Debt,
as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim],
as a Term Loan Lender
By: PPM America, Inc., as Delegated Manager

By:	/s/ Tim Kane
Name: Tim Kane
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance CDO X PLC,
as a Term Loan Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance CLO 2013-1 LTD.,
as a Term Loan Lender
BY: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance CLO 2014-1, Ltd.,
as a Term Loan Lender
BY: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance CLO 2015-1 Ltd., as a Term Loan Lender
By: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance Floating-Rate Income Trust, as a Term Loan Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance Floating-Rate Income Plus Fund, as a Term Loan Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance Institutional Senior Loan Fund, as a Term Loan Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance Senior Floating-Rate Trust, as a Term Loan Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance Senior Income Trust, as a Term Loan Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Electronic Data Systems 1994 Pension Scheme, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Electronic Data Systems Retirement Plan, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Elevation CLO 2013-1, Ltd., as a Term Loan Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Elevation CLO 2014-2, Ltd., as a Term Loan Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Elevation CLO 2015-4, Ltd., as a Term Loan Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Elevation CLO 2016-5, Ltd., as a Term Loan Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Elevation CLO 2017-6, Ltd., as a Term Loan Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Elevation CLO 2017-7, Ltd., as a Term Loan Lender
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Employees’ Retirement System of the State of Rhode Island, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Employees’ Retirement System of the State of Rhode Island, as a Term Loan Lender
By: Pacific Investment Management Company LLC, as its
Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Endurance Investment Holdings Ltd., as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FCCI Insurance Company, as a Term Loan Lender

By:	/s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FDF I Limited, as a Term Loan Lender
By: FDF I CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FDF III Limited, as a Term Loan Lender
By: FDF Management LLC Series III, a designated series of FDF Management LLC,

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Federated Bank Loan Core Fund,
as a Term Loan Lender

By:	/s/ Steven Wagner
Name: Steven Wagner
Title: VP-Sr Analyst/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fidelity Advisor Series I: Fidelity Advisor Floating
Rate High Income Fund, as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Ballyrock CLO 2013-1 LTD

By: Ballyrock Investment Advisors LLC, as
Collateral Manager
as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Ballyrock CLO 2014-1 LTD

By: Ballyrock Investment Advisors LLC, as
Collateral Manager
as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Ballyrock CLO 2016-1 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager
as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

if a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fidelity Floating Rate High Income Investment Trust for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fidelity Floating Rate High Income Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fidelity Income Fund: Fidelity Total Bond Fund as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Variable Insurance Products Fund: Floating Rate
High Income Portfolio

as a Term Loan Lender

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust
Company as Trustee

as a Term Loan Lender

By:	/s/ Daniel Campbell
Name: Daniel Campbell
Title: VP

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FIAM Leveraged Loan, LP

By: FlAM LLC as Investment Manager

as a Term Loan Lender

By:	/s/ Daniel Campbell
Name: Daniel Campbell
Title: VP

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fidelity Qualifying Investor Funds Plc

By: FlAM LLC as Sub Advisor

as a Term Loan Lender

By:	/s/ Daniel Campbell
Name : Daniel Campbell
Title: VP

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

First American Home Buyers Protection Corporation, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

First Dakota Indemnity Company, as a Term Loan Lender

By:	/s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FENGENCO BV 1 QUALIFIED NDT, as a Term Loan Lender
By: Wellington Management Company LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FENGENCO DB 1 QUALIFIED NDT, as a Term Loan Lender
By: Wellington Management Company LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fortress Credit BSL II Limited, as a Term Loan Lender
BY: FC BSL II CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Fortress Credit BSL III Limited, as a Term Loan Lender
By: FC BSL III CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

FORTRESS CREDIT BSL IV LIMITED, as a Term Loan Lender
By: FC BSL Management LLC Series IV, a designated series of FC BSL Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Four Points Multi-Strategy Master Fund Inc. (Loan Account), as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Loan Account

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XIV CLO, Ltd., as a Term Loan Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XIX CLO, Ltd., as a Term Loan Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XV CLO, Ltd., as a Term Loan Lender
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XVI CLO, Ltd., as a Term Loan Lender
By: Pinebridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XVII CLO, Ltd., as a Term Loan Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XVIII CLO, Ltd., as a Term Loan Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XX CLO, Ltd., as a Term Loan Lender
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No.2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XXI CLO, Ltd., as a Term Loan Lender
By: PineBridge Investment LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XXII CLO, Ltd, as a Term Loan Lender
By: PineBridge Investments LLC as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Galaxy XXIII CLO, Ltd., as a Term Loan Lender
By: PineBridge Investment LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Germania Farm Mutual Insurance Association,
as a Term Loan Lender

By:	/s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PBI-K US Loan Master Fund 2017-7 a Series Trust of Global Cayman Investment Trust,
as a Term Loan Lender
By: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Greywolf CLO II, Ltd,
as a Term Loan Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Greywolf CLO III, Ltd,
as a Term Loan Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Greywolf CLO IV, Ltd., as a Term Loan Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Greywolf CLO V, Ltd, as a Term Loan Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Guggenheim Funds Trust -Guggenheim Floating Rate
Strategies Fund, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Guggenheim Loan Master Fund, Ltd, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Guggenheim U.S. Loan Fund,
as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Guggenheim U.S. Loan Fund II, as a Term Loan Lender By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Hand Composite Employee Benefit Trust - WA Core Plus Bond CIF, as a Term Loan Lender

By:	/s/ Jed Villareal
Name: Jed Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Hand Composite Employee Benefit Trust, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Hastings Mutual Insurance Company,
as a Term Loan Lender

By:	/s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Health Employees Superannuation Trust Australia, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

HI-PF-BUL-SFonds,
as a Term Loan Lender
BY: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Hempstead II CLO Ltd., as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Highmark Inc., as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Hildene CLO I Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral
Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Hildene CLO II Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral
Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Hildene CLO III Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral
Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

HILDENE CLO IV, Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral
Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Honeywell International Inc Master Retirement Trust, as a Term Loan Lender

By:	/s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

HYFI LOAN FUND, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

IAM National Pension Fund, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

ICG US CLO 2014-1, Ltd., as a Term Loan Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

ICG US CLO 2014-2 Ltd, as a Term Loan Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

ICG US CLO 2014-3, Ltd., as a Term Loan Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

ICG US CLO 2015-2, Ltd., as a Term Loan Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Biltmore US Senior Loan Fund a Series Trust of Income Investment Trust, as a Term Loan Lender
By: Neuberger Berman Investment Adviser LLC, as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Indiana University,
as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

SAEV Masterfonds Wellington Global High Yield,
as a Term Loan Lender
By: Wellington Management Company LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco BL Fund, Ltd., as a Term Loan Lender
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco Gemini US Loan Fund LLC, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc as Investment Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco Polaris US Bank Loan Fund, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco Senior Income Trust, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

INVESCO SSL FUND LLC, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco US Senior Loans 2021, L.P.,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Invesco Zodiac Funds -Invesco US Senior Loan Fund,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Jackson Mill CLO Ltd.,
as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as a Term Loan Lender

By:	/s/ Paul J. Loomis
Name: Paul J. Loomis
Title: Managing Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Jefferson Mill CLO, Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

JFIN CLO 2012 LTD., as a Term Loan Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

JFIN CLO 2013 LTD., as a Term Loan Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Term Loan Lender
By: PPM America, Inc., as sub-adviser

By:	/s/ Tim Kane
Name: Tim Kane
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

JNL/Neuberger Berman Strategic Income Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

John Hancock Fund II Floating Rate Income Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

John Hancock Variable Insurance Trust - Investment Quality Bond Trust, as a Term Loan Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Kaiser Foundation Hospitals, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Kaiser Permanente Group Trust, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Kentucky Retirement Systems (Shenkman - Insurance Fund Account),
as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Kentucky Retirement Systems (Shenkman - Pension Account), as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Legg Mason IF Western Asset Global Multi Strategy Bond Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Legg Mason Western Asset Global Multi-Strategy Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Legg Mason Partners Income Trust - Western Asset Global Strategic Income Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Legg Mason Partners Institutional Trust - Western Asset SMASh Series EC Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Lexington Insurance Company, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Limerock CLO II, Ltd., as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Limerock CLO III, Ltd., as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Local 338 Retirement Fund, as a Term Loan Lender
BY: CIFC Asset Management LLC, its Investment Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager
,
as a Term Loan Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Nelder Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager
,
as a Term Loan Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Lockwood Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager
,
as a Term Loan Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

ANIC Protected Cell of LTC Re, as a Term Loan Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Penn Treaty Protected Cell of LTC Re,
as a Term Loan Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MACQUARIE CAPITAL FUNDING LLC, as a Term Loan Lender

By:	/s/ Jeffrey Abt
Name: Jeffrey Abt
Title: Managing Director
Authorized Signatory

If a second signature is necessary:

By:	/s/ Andy Stock
Name: Andy Stock
Title: Senior Managing Director
Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Madison Park Funding XIII, Ltd., as a Term Loan Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Marble Point CLO X Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MassMutual Select Strategic Bond Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Medtronic Holding Switzerland GMBH, as a Term Loan Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Mercer Field II CLO Ltd., as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Brighthouse Life Insurance Company, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MIHI LLC, as a Revolving Credit Lender

By:	/s/ Michael Barrish
Name: Michael Barrish
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Mimi Shih
Name: Mimi Shih
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MILOS CLO, LTD., as a Term Loan Lender

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Mizuho Bank, Ltd., as a Revolving Credit Lender

By:	/s/ James Fayen
Name: James Fayen
Title: Managing Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Credit Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Mountain Hawk I CLO, LTD., as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Mountain Hawk II CLO, LTD., as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Mountain Hawk III CLO, Ltd., as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MP CLO III, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MP CLO IV, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MP CLO V, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MP CLO VII, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MP CLO VIII, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

BABSON CLO LTD. 2013-II, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

BABSON CLO LTD. 2014-II, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

BARINGS CLO LTD. 2016-III, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

BARINGS CLO LTD. 2017-I, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

BABSON CLO LTD. 2014-I, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

BABSON CLO LTD. 2014-III, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

BABSON CLO LTD. 2013-I, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

BARINGS CLO LTD. 2015-II, as a Term Loan Lender
By: Barings LLC as Collateral Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

CITY OF NEW YORK GROUP TRUST, , as a Term Loan Lender
By: Barings LLC as investment Manager

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

UNIVERSAL-INVESTMENT- GESELLSCHAFT MBH on behalf and on account of BAYVK Rl-FONDS Segment BAYVK Rl BARINGS, as a Term Loan Lender acting by its attorney BARINGS LLC

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

UNIVERSAL- INVESTMENT- GESELLSCHAFT MBH on behalf and on account of BAYVK R2- FONDS Segment BAYVK R2 BARINGS, as a Term Loan Lender acting by its attorney BARINGS LLC

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

C.M. LIFE INSURANCE COMPANY, as a Term Loan Lender
By: Barings LLC as Investment Adviser

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Term Loan Lender
By: Barings LLC as Investment Adviser

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND, a series trust of the Multi Manager Global Investment Trust, as a Term Loan Lender

By: Barings LLC as Investment Manager and Attorney-in-fact

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

The foregoing is executed on behalf of the Barings Loan Fund, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 2, a series trust of the Multi Manager Global Investment Trust, as a Term Loan Lender

By: Barings LLC as Investment Manager and Attorney-in-fact

By:	/s/ James Chemplavil
Name: James Chemplavil
Title: Director

The foregoing is executed on behalf of the Barings Loan Fund Series 2, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust,
as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MultiMix Wholesale Diversified Fixed Interest Trust,
as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PBI Stable Loan Fund a series trust of MYL Investment Trust, as a Term Loan Lender
BY: PineBridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

National Union Fire Insurance Company of Pittsburgh, Pa.,
as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

NB Global Floating Rate Income Fund Limited,
as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XIV, Ltd.,
as a Term Loan Lender
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XIX, Ltd,
as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC, as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XV, Ltd.,
as a Term Loan Lender
BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XVI, Ltd.,
as a Term Loan Lender
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XVII, Ltd.,
as a Term Loan Lender
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XVIII, Ltd.,
as a Term Loan Lender
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XX Ltd.,
as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC, as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XXI, LTD,
as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman CLO XXII, Ltd,
as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman Floating Rate Income Fund,
as a Term Loan Lender
By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman Strategic Income Fund,
as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman Investment Funds II Plc,
as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman Investment Funds II PLC - Neuberger Berman US/European Senior Floating Rate Income Fund,
as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

NEUBERGER BERMAN US STRATEGIC INCOME FUND,
as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

NEUBERGER BERMAN LOAN ADVISERS CLO 25, LTD.,
as a Term Loan Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman Loan Advisers CLO 26, Ltd.,
as a Term Loan Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Neuberger Berman Senior Floating Rate Income Fund LLC,
as a Term Loan Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Newfleet CLO 2016-1, Ltd.,
as a Term Loan Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Nomura Corporate Funding Americas, LLC.,
as a Revolving Credit Lender

By:	/s/ Andrew Keith
Name: Andrew Keith
Title: Executive Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

North End CLO, Ltd,
as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Northwell Health, Inc.,
as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

NZCG Funding 2 Limited,
as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

NZCG Funding Ltd,
as a Term Loan Lender
BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Ocean Trails CLO IV,
as a Term Loan Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
Name: Michael Hatley
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Ocean Trails CLO V,
as a Term Loan Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
Name: Michael Hatley
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2012-2, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2013-4, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2014-5, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2014-6, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2014-7, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2015-10, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2015-8, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2015-9, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2016-11, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2016-12, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OCP CLO 2017-13, Ltd.,
as a Term Loan Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA CREDIT PARTNERS IX, LTD.,
as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA CREDIT PARTNERS VII, LTD.,
as a Term Loan Lender
BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA CREDIT PARTNERS VIII, LTD.,
as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA CREDIT PARTNERS X, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA Credit Partners XI, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P.
As Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA CREDIT PARTNERS XII, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA Credit Partners XIII, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA Diversified Credit Strategies Fund (Parallel), L.P., as a Term Loan Lender
By: OHA Diversified Credit Strategies GenPar LLC, Its General Partner

By: OHA Global GenPar, LLC Its Managing member

By: OHA Global MGP, LLC Its Managing member

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA LOAN FUNDING 2012-1, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA LOAN FUNDING 2013-1, LTD., as a Term Loan Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA LOAN FUNDING 2013-2, LTD., as a Term Loan Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA LOAN FUNDING 2014-1, LLC, as a Term Loan Lender By: Oak Hill Advisors, L.P.as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA LOAN FUNDING 2015-1, LTD,, as a Term Loan Lender BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OHA Loan Funding 2016-1, Ltd., as a Term Loan Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OZLM FUNDING IV, LTD., as a Term Loan Lender By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OZLM FUNDING V, LTD., as a Term Loan Lender By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OZLM IX, LTD., as a Term Loan Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OZLM VI, LTD., as a Term Loan Lender By: Och-Ziff Loan Management LP, its asset manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OZLM VII, LTD., as a Term Loan Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

OZLM VIII, LTD., as a Term Loan Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PACIFIC FUNDS STRATEGIC INCOME, as a Term Loan Lender By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Pacific Select Fund - Diversified Bond Portfolio, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M), as a Term Loan Lender By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund, as a Term Loan Lender By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PIMCO Funds: PIMCO Senior Floating Rate Fund, as a Term Loan Lender By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Pinebridge SARL, as a Term Loan Lender By: PineBridge Investments LLC As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PINEBRIDGE SENIOR FLOATING RATE INCOME FUND, as a Term Loan Lender By: PineBridge Investments LLC As Investment Manage

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PineBridge Senior Secured Loan Fund Ltd., as a Term Loan Lender BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PK-SSL Investment Fund Limited Partnership, as a Term Loan Lender BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ Kent B. Rice
Name: Kent B. Rice
Title: Vice President

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Providence Health & Services Investment Trust (Bank Loans Portfolio), as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Renaissance Investment Holdings Ltd, as a Term Loan Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Renaissance Multi-Sector Fixed Income Private Pool, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Riserva CLO, Ltd, as a Term Loan Lender
By:	Invesco RR Fund L.P. as Collateral Manager
By:	Invesco RR Associates LLC, as general partner
By:	Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

ROYAL BANK OF CANADA ,
as a Revolving Credit Lender

By:	/s/ Ian C. Blaker
Name: Ian C. Blaker
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Royal Bank of Canada, as a Term Loan Lender

By:	/s/ Suzanne Kaicher
Name: Suzanne Kaicher
Title: Attorney-in-Fact Royal Bank of Canada

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Russell Investment Company Multi-Asset Growth Strategy Fund, as a Term Loan Lender By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Russell Investment Company Russell Global Opportunistic Credit Fund, as a Term Loan Lender BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Russell Investment Company Russell Multi-Strategy Income Fund, as a Term Loan Lender THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Russell Investment Company Unconstrained Total Return Fund, as a Term Loan Lender by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Russell Investments Institutional Funds, LLC Multi-Asset Core Plus Fund, as a Term Loan Lender BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc,

as a Term Loan Lender

BY: THL Credit Advisors LLC,

as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Safety Insurance Company, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Saranac CLO VII Limited, as a Term Loan Lender
By: Canaras Capital Management LLC As Service Provider

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Saranac CLO III Limited, as a Term Loan Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

SARANAC CLO V LIMITED, as a Term Loan Lender By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Seasons Series Trust - SA Multi-Managed Diversified Fixed Income Portfolio, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Senior Debt Portfolio, as a Term Loan Lender
BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Sentry Insurance a Mutual Company, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Shell Contributory Pension Fund, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc as Investment Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Smithfield Foods Master Trust, as a Term Loan Lender by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The Society Incorporated By Lloyd’s Act 1871 By The Name of Lloyd’s, as a Term Loan Lender BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Sonoma County Employees’ Retirement Association, as a Term Loan Lender By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

South Carolina Retirement Systems Group Trust, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Maryland State Retirement and Pension System, as a Term Loan Lender By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund, as a Term Loan Lender By: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund, as a Term Loan Lender By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Stichting Pensioenfonds Hoogovens, as a Term Loan Lender by THL Credit Advisors LLC, its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Stichting Shell Pensioenfonds, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Sudbury Mill CLO, Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

AIG Flexible Credit Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

SunAmerica Senior Floating Rate Fund, Inc-AIG Senior Floating Rate Fund, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Swiss Capital Alternative Strategies Funds SPC For the Account of its SC Alternative Strategy 11 SP Segregated Portfolio,

as a Term Loan Lender

By: Guggenheim Partners Investment Management, LLC as Sub-Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Swiss Capital PRO Loan V PLC, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Teachers’ Retirement System of the State of Kentucky, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Texas PrePaid Higher Education Tuition Board, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The Hartford Floating Rate Fund, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The Hartford Floating Rate High Income Fund, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The Hartford Strategic Income Fund, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The Hartford Short Duration Fund, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The Variable Annuity Life Insurance Company, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The Walt Disney Company Retirement Plan Master Trust, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I, as a Term Loan Lender BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

THL Credit Wind River 2012-1 CLO Ltd., as a Term Loan Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

THL CREDIT WIND RIVER 2013-1 CLO LTD., as a Term Loan Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

THL Credit Wind River 2013-2 CLO Ltd., as a Term Loan Lender
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

THL Credit Wind River 2014-1 CLO Ltd., as a Term Loan Lender By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

THL Credit Wind River 2014-2 CLO Ltd., as a Term Loan Lender
BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Trestles CLO 2017-1, Ltd., as a Term Loan Lender
By: Pacific Asset Management, as collateral manager

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Mineworkers’ Pension Scheme, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

UBS AG, Stamford Branch , as a Revolving Credit Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

The United States Life Insurance Company In the City of New York, as a Term Loan Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Upland CLO, Ltd., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Utica Mutual Insurance Company, as a Term Loan Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Vermont Pension Investment Committee, as a Term Loan Lender

By:	/s/ Justin Monteith
Name: Justin Monteith
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Vibrant CLO II, Ltd., as a Term Loan Lender
By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Virginia College Savings Plan, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Virtus Newfleet Senior Floating Rate Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Wasatch CLO Ltd, as a Term Loan Lender BY: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Washington Mill CLO Ltd., as a Term Loan Lender By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Wellington Multi-Sector Credit Fund, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio,

as a Term Loan Lender

By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COMMON TRUST FUNDS TRUST, UNCONSTRAINED CORE FIXED INCOME PORTFOLIO, as a Term Loan Lender

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust Opportunistic Inflation Sensitive Bond Portfolio,

as a Term Loan Lender

By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Wells Fargo Bank, National Association, as a Term Loan Lender

By:	/s/ Matthew Schnabel
Name: Matthew Schnabel
Title: Director

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Wespath Funds Trust, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Western Asset Bank Loan (Multi-Currency) Master Fund, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Western Asset Corporate Loan Fund Inc., as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Western Asset Floating Rate High Income Fund, LLC, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Western Asset Funds, Inc. - Western Asset Core Plus Bond Fund, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Western Asset Total Return Unconstrained (TRU) Bond Master Fund, LTD, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name: Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Western Asset Bank Loan (Offshore) Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Western Asset U.S. Bank Loan (Offshore) Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

WM Pool - Fixed Interest Trust No. 7, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Workers Compensation Fund, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Yellowstone Trading, LLC, as a Term Loan Lender By: SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

KKR Corporate Lending LLC,
as a Revolving Credit Lender

By:	/s/ W. Cade Thompson
Name: W. Cade Thompson
Title: Authorized Signatory

lf a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

Jefferies Finance LLC, as a Revolving Credit Lender

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Tittle: Managing Director

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]

BrightView Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to
Rule 83 of the Securities and Exchange Commission.

MIHI LLC, as a Revolving Credit Lender

By:	/s/ Michael Barrish
Name: Michael Barrish
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Mimi Shih
Name: Mimi Shih
Title: Authorized Signatory

[Amendment No. 2 Signature Page (BrightView Landscapes, LLC)]